                                                                    EXHIBIT 10.3



                                    AGREEMENT

                AGREEMENT dated as of May 12, 1986 (the "Agreement") among The Pulitzer Publishing Company, a Missouri corporation ("PPC"), and each of the beneficial owners of shares of Class B Common Stock, $.01 par value ("Class B Stock"), of PPC who is a signatory of this Agreement (the "Shareholders").

                              W I T N E S S E T H:

                WHEREAS, each of the Shareholders is the beneficial owner of the number of shares of Class B Stock set forth on Schedule I hereto (such shares of Class B Stock being, collectively, the "Shares");

                WHEREAS, the Shares owned beneficially by the Shareholders are held of record by the trustees under a Voting Trust Agreement dated as of June 1, 1980, as amended (the "Voting Trust Agreement"), and the Shareholders' beneficial interest in the Shares is represented by certificates (the "Voting Trust Certificates") issued pursuant to the Voting Trust Agreement;

                WHEREAS, the transfer of Voting Trust Certificates is subject to the terms of an Option Agreement dated as of June 2, 1980, as amended (the "Option Agreement");

                WHEREAS, certain of the Shareholders and PPC are parties to an action pending in the United States District Court, Eastern District of Missouri, Eastern Division (the "Litigation"), which action is entitled Clement
C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada, Plaintiffs (the "Plaintiffs"),
v. Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, David Lipman and The Pulitzer Publishing Company, Defendants (the "Defendants"); and

                WHEREAS, the parties desire to settle the Litigation;

                NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises and agreements hereinafter set forth, the parties hereto agree as follows:

                SECTION 1. Settlement of Litigation. PPC and each of the Shareholders who is a Plaintiff agree that on the Closing Date (as herein defined) each will take appropriate action to dismiss, with prejudice and without cost, all claims in the Litigation by PPC or the Plaintiffs, as the case may be, and to execute releases substantially in the form of Exhibits A and B hereto, respectively. PPC and each of the Shareholders who is not a Plaintiff agrees that on the Closing Date each will execute releases substantially in the form of Exhibits C and D, respectively.

                SECTION 2. Transfer of Interest in Voting Trust Shares.

                (a) In the event that on the Closing Date either the Shares or the Voting Trust Certificates may be transferred to PPC without giving rise to the rights to purchase the Voting Trust Certificates set forth in Section 1 of the Option Agreement (the "First Refusal Rights"), PPC agrees to purchase from each Shareholder, and each Shareholder agrees to sell to PPC, either the Shares beneficially owned by such Shareholder or the Voting Trust Certificates representing such Shares (as specified in a written notice delivered to the Shareholders not less than 24 hours prior to the Closing (as hereinafter defined)). As consideration for such purchases, PPC agrees to pay to each Shareholder on the Closing Date a purchase price of $2.882 per Share (the "Share Purchase Price").

                (b) In the event that on the Closing Date neither the Shares nor the Voting Trust Certificates can be transferred to PPC without giving rise to the First Refusal Rights, (i) PPC agrees that on the Closing Date it will exercise its First Refusal Rights and purchase the Voting Trust Certificates at a price per Share determined in accordance with the Option Agreement (the "Option Agreement Price") and that it will make an additional payment to each Shareholder equal to the number of Shares beneficially owned by such Shareholder multiplied by an amount equal to the Share Purchase Price less the Option Agreement Price; and (ii) each Shareholder agrees that on the Closing Date it will sell its Voting Trust Certificates to PPC as provided above.

                (c) Each of the Shareholders hereby waives his First Refusal Rights, if any, which he may otherwise have under the Option Agreement.

                (d) All payments pursuant to this Section 2 shall be made on the Closing Date by PPC in immediately available United States funds in New York City.

                SECTION 3. The Closing. The closing of this Agreement (the "Closing") shall take place at the offices of Shearman & Sterling, 53 Wall Street, New York, New York, on June 17, 1986 at 10:00 A.M. (Eastern Daylight
Time) or at the option of PPC, at such later date, not more than 30 days thereafter, as shall be specified by PPC in a written notice delivered to the Shareholders not less than 48 hours prior thereto. Each of the parties shall use its best efforts to cause the Closing to occur at the earliest practicable date. The date upon which the Closing occurs is herein referred to as the Closing Date.

                SECTION 4. Representations and Warranties of the Shareholders. Each of the Shareholders represents and warrants to PPC that:

                (a) This Agreement has been duly executed on behalf of such Shareholder and is the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Such execution and delivery do not, and such performance will not, (i) conflict with, violate or breach any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on such Shareholder or by which any of his assets or properties are bound, (ii) constitute a violation by such Shareholder of any law, ordinance, rule or regulation, as such law, ordinance, rule or regulation relates to the consummation by such Shareholder of the transactions contemplated hereby or (iii) conflict with, violate, breach or cause a default under any agreement or instrument to which such Shareholder is a party or by which his assets or properties are bound.

                (b) Each Shareholder has valid title to all of his Shares, free and clear of any liens, charges or encumbrances, and such Shares are not subject to any claims, whether by virtue of rights, options, contracts, calls, agreements or otherwise, other than the terms of the Voting Trust Agreement and the Option Agreement. No Shareholder has any agreement, arrangement or understanding with A. Alfred Taubman or any of his affiliates with regard to his Shares or any rights with respect thereto.

         SECTION 5. Representations and Warranties of PPC.

                PPC represents and warrants to each Shareholder that the execution and delivery of this Agreement by PPC and the performance by PPC of its obligations hereunder are within the corporate power of, and have been duly and validly authorized by, all necessary corporate action on the part of PPC for the valid authorization of such acts. This Agreement has been duly and validly executed by PPC and is the legal, valid and binding obligation of PPC, enforceable against PPC in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Such execution and delivery do not, and such performance will not, (a) conflict with, violate, breach or cause a default under the Amended and Restated Articles of Incorporation or Bylaws of PPC or any order, judgment, injunction or decree of any court, arbitrator, government or governmental agency or instrumentality against or binding on PPC or by which any of its assets or properties are bound, (b) constitute a violation by PPC of any law, ordinance, rule or regulation, as such law, ordinance, rule or regulation relates to the consummation by PPC of the transactions contemplated hereby or
(c) conflict with, violate, breach or cause a default under any agreement or instrument to which PPC is a party or by which its assets or properties are bound, except as set forth on Schedule II hereto.

                SECTION 6. Conditions Precedent to PPC's Obligations. The obligations of PPC to purchase Shares pursuant to this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

                (a) The representations and warranties of each of the Shareholders contained in this Agreement shall then be true in all material respects and shall not contain any material errors and misstatements, and each Shareholder shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with prior to the Closing; and

                (b) Each Shareholder who is a Plaintiff shall have executed and delivered to PPC (i) such documents evidencing the dismissal of his claims under the Litigation as PPC and its counsel shall reasonably request and (ii) a release substantially in the form of Exhibit B hereto, and each Shareholder who is not a Plaintiff shall have executed and delivered to PPC a release substantially in the form of Exhibit D hereto; and

                (c) Between the date hereof and the Closing Date, there shall not have occurred either (i) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or (ii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date of this Agreement, of a national emergency or war, if the effect of any such event specified in clause (ii) in PPC's reasonable judgment precludes PPC from obtaining the financing required for the purchase of the Shares contemplated hereby.

                SECTION 7. Conditions Precedent to the Shareholders' Obligations. The obligations of the Shareholders to sell Shares pursuant to this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

                (a) The representations and warranties of PPC contained in this Agreement shall then be true in all material respects (without reference to the exception set forth in Section 5(c)) and shall not contain any material errors and misstatements, and PPC shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with prior to the Closing; and

                (b) The Defendants shall have executed and delivered to the Shareholders (i) such documents evidencing the dismissal of their claims under the Litigation as the Shareholders and their counsel shall reasonably request and (ii) releases substantially in the form of Exhibits A and C hereto.

                SECTION 8. Additional Payments.

                (a) Certain Definitions. For purposes of this Section 8, the following terms shall have the meanings set forth below:

                "Applicable Percentage" shall mean, with respect to any Gross-Up Transaction, the percentage set forth below opposite the period during which either the Gross-Up Transaction is consummated or an agreement is reached concerning all the material terms of the Gross-Up Transaction, whichever first occurs;

            TIME PERIOD                            APPLICABLE PERCENTAGE
            -----------                            ---------------------



       Prior to May 12, 1991                               100%





       May 13, 1991 through
           May 12, 1996                                    66 2/3%






       May 13, 1996 through
           May 12, 2001                                    50%

                "Common Stock" shall mean the Common Stock, par value $.10 per share, of PPC and any shares of capital stock of PPC subsequently issued in respect thereof.

                "Fair Market Value" of any consideration shall mean, in the case of cash, the amount thereof, and, in the case of any other consideration, the fair market value thereof as agreed to by a Valuation Firm selected by PPC and a Valuation Firm selected by the Shareholders, or, if such Valuation Firms are unable to reach an agreement with respect to such fair market value, the fair market value of such consideration as determined by a third Valuation Firm (the "Third Valuation Firm") selected by such previously selected Valuation Firms. Any such agreement or determination shall be final and binding on the parties, and the fees and expenses of the Third Valuation Firm, if any, shall be shared equally by PPC on the one hand and the Shareholders on the other. PPC shall provide to each such Valuation Firm access to such information as may be necessary for the determination of the Fair Market Value of any consideration.

                "Gross-Up Transaction" shall mean any merger, consolidation, liquidation or sale, in any transaction or series of related transactions, of more than 85% of the voting securities or equity of, or all or substantially all the assets of, or any other business combination (other than a change of PPC's state of incorporation) involving, PPC pursuant to which holders of the Common Stock receive cash, securities (other than Common Stock) or other property, and (any recapitalization, dividend or distribution, or series of related recapitalizations, dividends, or distributions, in which holders of the Common Stock receive cash, securities (other than Common Stock) or other property having a Fair Market Value of not less than 33 1/3% of the Fair Market Value of the shares of Common Stock outstanding immediately prior to such transaction.)

                "Imputed Value" for one share of Common Stock on a given date shall be an amount equal to $28.82 compounded annually from the date hereof to such given date at the rate of 15% per annum.

                "Issuable Common Shares" shall mean shares of Common Stock issuable upon conversion of shares of Class B Stock.

                "Transaction Proceeds" shall mean, in the case of a merger, consolidation, liquidation or sale of at least 85% of the voting securities or equity or substantially all the assets of or any other business combination involving PPC, the aggregate Fair Market Value of the consideration received pursuant thereto by the holder of one share of Common Stock, and in the case of a recapitalization, dividend or distribution, the aggregate Fair Market Value of the amounts paid or distributed in respect of one share of Common Stock plus the aggregate Fair Market Value of one share of the Common Stock following such transaction.

                "Valuation Firm" shall mean a nationally recognized investment banking firm or other institution experienced in the valuation of securities, businesses and assets.

         (b) Additional Payments. In the event that a Gross-Up Transaction shall occur at any time during the period from the date hereof through May 12, 2001, PPC shall pay to each Shareholder an amount equal to (X) the product of (i) the amount by which the Transaction Proceeds exceeds the Imputed Value (the "Excess") multiplied by (ii) the Applicable Percentage multiplied by (iii) the number of Issuable Common Shares set forth opposite the name of such Shareholder on Schedule I, adjusted in accordance with Section 8(c) hereof; less (Y) the sum of any amounts previously received by such Shareholder pursuant to this Section 8; provided, however, that in the event of a recapitalization, dividend or distribution, the Excess shall in no event exceed the amount paid or distributed pursuant to such recapitalization, dividend or distribution in respect of one share of Common Stock.

         (c) The number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be adjusted as follows:

                          (i) In case PPC shall pay a dividend or other
                distribution on the Common Stock in shares of Common Stock, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be adjusted by adding to such number the number of shares of Common Stock that would have been distributed in respect of such Issuable Common Shares had such Issuable Common Shares been outstanding on the record date for such dividend or distribution. In the event that PPC shall subdivide the shares of Common Stock into a larger number of shares or combine the shares of Common Stock into a smaller number of shares, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be appropriately adjusted to take into account such subdivision or combination.

                          (ii) In the event PPC shall issue rights or warrants
                to all holders of the Common Stock or Class B Stock entitling them to subscribe for or purchase shares of Common Stock or Class B Stock at a price per share less than the then current Fair Market Value thereof, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be multiplied by a fraction of which the numerator shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the number of shares of Common Stock issuable upon the conversion of all shares of Class B Stock outstanding immediately prior to such issuance plus (C) the number of additional shares of Common Stock offered for subscription or purchase plus (D) the number of shares of Common Stock issuable upon conversion of the shares of Class B Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (W) the number of shares of Common Stock outstanding immediately prior to such issuance plus (X) the number of shares of Common Stock issuable upon conversion of all shares of Class B Stock outstanding immediately prior to such issuance plus (Y) the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock issuable pursuant to such warrants or rights to purchase Common Stock would purchase at the then current Fair Market Value of the Common Stock plus (Z) the number of shares of Common Stock issuable upon conversion of the shares of Class B Stock which the aggregate offering price of the total number of shares of Class B Stock issuable pursuant to such warrants or rights to purchase Class B Stock would purchase at the then current Fair Market Value of the Class B Common Stock.

                          (iii) In case PPC shall distribute to all holders of
                its Common Stock evidences of indebtedness, securities (other than securities described in subsections (i) or (ii) above) or other assets (other than cash) other than pursuant to a Gross-Up Transaction, the number of Issuable Common Shares set forth opposite the name of each Shareholder on Schedule I shall be multiplied by a fraction, of which the numerator shall be the then current Fair Market Value of one share of Common Stock, and of which the denominator shall be the amount by which such current Fair Market Value exceeds the then current Fair Market Value of the evidences of indebtedness, securities or assets so distributed with respect to one share of Common Stock.

                          (iv) In addition to the other adjustments provided
                herein, in the event that the Common Stock is adjusted in a manner not contemplated herein, the number of Issuable Common Shares set forth opposite the name of such Shareholder on
                Schedule I shall be appropriately adjusted to reflect such adjustment in the Common Stock.

                SECTION 9. Agreements of the Shareholders Prior to the Closing Date. Each Shareholder agrees that during the period from the date hereof through the Closing Date he will not grant options or rights to any other person, firm, corporation or entity ("person") to acquire his Shares or any rights with respect thereto (except, however, the existing right to acquire his Shares under this Agreement), and he will not grant to any person the right or proxy to vote his Shares at any meeting or meetings of the shareholders of PPC (whether regular or special); provided, however, that a Shareholder, if he so desires, may give a proxy to vote his Shares in favor of the recommendations of the management of PPC at any such meeting or meetings.

                SECTION 10. Indemnification,

                (a) The Shareholders shall, severally, indemnify and hold harmless PPC from and against any and all losses, costs, expenses, liabilities, judgments, assessments and penalties, and reasonable attorneys' fees and disbursements relating thereto (collectively, "Damages") resulting from or arising out of the inaccuracy of any representation or the breach of any warranty or nonfulfillment of any covenant or agreement on the part of such Shareholder under this Agreement, or resulting from any misrepresentation in, or occasioned by, any certificate or other instrument furnished by such Shareholder under this Agreement.

                (b) PPC agrees to indemnify and hold harmless the Shareholders from and against any and all Damages resulting from or arising out of the inaccuracy of any representation or breach of any warranty or the nonfulfillment of any covenant or agreement on the part of PPC under this Agreement, or resulting from any misrepresentation in, or occasioned by, any certificate or other instrument furnished by PPC under this Agreement.

                SECTION 11. Miscellaneous.

                (a) Effectiveness. This Agreement shall become effective upon the execution hereof by PPC and each of the Shareholders.

                (b) Amendments; Waivers. This Agreement may be amended only be an agreement in writing signed by PPC and by Shareholders holding not less than a majority of the Shares (the "Required Holders"). Any conditions to the obligations of PPC hereunder may be waived by a written instrument executed by PPC, and any conditions to the obligations of the Shareholders hereunder may be waived by a written instrument executed by the Required Holders.

                (c) Rights of the Parties to Abandon this Transaction. This Agreement and the transactions contemplated herein may be terminated:

                    (i) at any time, by a written agreement executed by PPC and each of the Shareholders; and

                    (ii) if the Closing has not occurred on or before December
                31, 1986, by PPC by written notice delivered to each Shareholder, and by the Shareholders by written notice signed by the Required Holders and delivered to PPC and each of the other Shareholders; provided, however, this right of termination shall not be available to the party having breached this Agreement if such breach shall have resulted in non-occurrence of the Closing.

                (d) Descriptive Headings. Descriptive headings herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                (e) Counterparts. This Agreement may be executed in any number of counterparts, and each such executed counterpart shall be and shall be deemed to be an original instrument, but all of such counterparts shall be one and the same agreement.

                (f) Successors. No Shareholder shall assign any of his rights or delegate any of his duties hereunder. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of each of the parties hereto. Nothing in this Agreement is intended to confer upon any other person any other right or remedy under or by reason of this Agreement.

                (g) Specific Performance and Injunctive Relief. PPC and each Shareholder acknowledge and agree that the Shareholders or PPC would be irreparably damaged in the event any of the provisions of this Agreement were not performed by PPC or the Shareholders, as the case may be, in accordance with their specific terms or otherwise breached. PPC and the Shareholders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity.

                (h) Notices. All notices and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communication) and shall be sent by mail, telex, telecopier or hand delivery: (i) if to PPC at its address at: 900 North Tucker Boulevard, St. Louis, Missouri 63101, Attention: Ronald H. Ridgway or at such other address as shall be designated by it in a written notice to the Shareholders, (ii) if to any Shareholder at his address set forth on
        Schedule I hereto or at such other address as shall have been designated by it in a written notice to PPC and the other Shareholders.

        All notices and communications shall be deemed to have been duly given or made, when delivered by hand or five business days after being deposited in the mail, postage prepaid, when telexed, answer-back received and when telecopied, receipt acknowledged.

                (i) Non-Disclosure. During the period from the date hereof through May 13, 1987, neither PPC nor any Shareholder (nor their respective employees, agents or advisors) shall make any disclosure of the terms hereof or the negotiations with respect hereto (other than to the parties hereto and their representatives and advisors and A. Alfred Taubman and his representatives and advisors) except pursuant to a press release which shall be approved by the parties hereto prior to the release thereof, and except pursuant to such press release, neither the Shareholders nor PPC (nor any of their respective employees, agents or advisors) shall make any public statement concerning the Litigation or the merits thereof or the positions taken by the parties in connection therewith, except in the case of PPC, insofar as it relates to Litigation with persons who are not parties hereto. During such time period the Shareholders (and their agents and advisors) shall make no disparaging public statement with respect to PPC, any of its employees or any of the Shareholders, and PPC (and its employees, agents and advisors) shall make no disparaging comments concerning any of the Shareholders. The provisions of this subsection shall not apply to agents or advisors of persons who are not bound hereby after the termination of the letter agreement of even date herewith among PPC and certain other shareholders of PPC.

                (j) Best Efforts. Each of the parties hereto agrees to use best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and to make effective the transactions contemplated by this Agreement.

                (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                 THE PULITZER PUBLISHING
                                                        COMPANY

                                                 By /s/ Peter J. Repetti
                                                   -----------------------------
                                                   Peter J. Repetti
                                                   Director

                                THE SHAREHOLDERS
                                ----------------
                                                                              *
                                                    ---------------------------
                                                    Clement C. Moore II

                                                                              *
                                                    ---------------------------
                                                    Gordon C. Weir

                                                                              *
                                                    ---------------------------
                                                    William E. Weir

                                                                              *
                                                    ---------------------------
                                                    James R. Weir

                                                                              *
                                                    ---------------------------
                                                    Kenward G. Elmslie

                                                    Stephen E. Nash and
                                                    Manufacturers Hanover Trust
                                                    Company, Trustees under
                                                    Indenture of Hope Ware
                                                    Putnam


                                                                              *
                                                    ---------------------------
                                                      Stephen E. Nash, Trustee

                                                    ---------------------------
                                                    Manufacturers Hanover Trust
                                                    Company, Trustee


                                                    Manufacturers Hanover Trust
                                                    Company, Trustee under Trust
                                                    for the benefit of Clement
                                                    C. Moore, II

                                                    By                        *
                                                      -------------------------

                                                   *  /s/ Christopher Mayer
                                                    ---------------------------
                                                      Christopher Mayer
                                                      Attorney-in-Fact

                                   SCHEDULE I
                                   ----------



                              Number of Shares                   Issuable
Shareholder's Name            of Class B Stock                 Common Shares
------------------            ----------------                 -------------
Kenward G. Elmslie                18,604,600                      1,860,460
140 Greenwich Ave
New York, N.Y. 10006

Clement C. Moore, 11               8,576,200                        857,620
182 Farmholme Rd.
Stonington, CT 06378

William E. Weir                    1,717,980                        171,798
230333 Bristol Court
Birmingham, MI 48010

Gordon C. Weir                     1,717,980                        171,798
2 Larchwood Drive
Cambridge, MA 02138

James R. Weir                      1,827,580                        182,758
6 Berkley Place
Cambridge, MA 02138

Stephen E. Nash &                     27,400                          2,740
    Manufacturers Hanover
    Trust Company,
    Trustees under
    Indenture of
    Hope W. Putnam

Manufacturers Hanover                438,400                         43,840
Trust Company, Trustee
under Trust for benefit
of Clement C. Moore, II


                                   SCHEDULE II

1. Note Agreement between PPC and The Prudential Insurance Company of America dated October 16, 1978, as amended.

2. Revolving Credit Agreement between PPC and Mercantile Bank, National Association, dated April 28, 1986. ($25,000,000).

3. Revolving Credit Agreement between PPC and Mercantile Bank, National Association, date April 28, 1986. ($15,000,000).

                                  EXHIBIT A

                                   RELEASE

                  1. This Release is being delivered pursuant to and in satisfaction of Section 1 of, and is annexed as Exhibit A to, the settlement agreement (the "Agreement") dated as of May 12, 1986 among The Pulitzer Publishing Company ("PPC"), a Missouri corporation, and each of the beneficial owners of shares of Class B Common Stock of PPC who is a signatory of the Agreement.

                  2. In this Release:

                  (a) Plaintiffs include Clement C. Moore II, Gordon C. Weir, William E. Weir and James R. Weir, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assignors, and any or all of them;

                  (b) The Pulitzer Publishing Company ("PPC") includes, and this Release is given on behalf of that corporation, and its successors, predecessors, assigns, directors, officers, former directors, former officers, receivers, trustees, parents, subsidiaries, and affiliates, and any or all of them, and, in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (c) Defendants include Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, and David Lipman, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (d) the "Pulitzer Action" refers to the action entitled Clement C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada v. Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, David Lipman and The Pulitzer Publishing Company, Civil Action No. 86-0658-C-3, filed March 31, 1986 and currently pending in the United States District Court for the Eastern District of Missouri, Eastern Division.

                  3) PPC and Defendants hereby release and discharge Plaintiffs from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, equity or otherwise, including without limitation, all claims which PPC and Defendants ever had, now have or hereafter can, shall or may, have for, upon or by reason of or arising from the Pulitzer Action.

                  IN WITNESS WHEREOF, PPC has caused this Release to be executed by a duly authorized officer or representative on the dates hereafter set forth.





ATTEST:                       Date of       THE PULITZER PUBLISHING COMPANY
                              Execution
                              ---------

                                            By:
---------------------         ---------        -------------------------------
                                            Its






                  Before me, a Notary Public in and for said State and County, on this day personally appeared the above-named __________________________ of the Pulitzer Publishing Company, and acknowledged the foregoing Release to be the free and voluntary act and deed of said corporation.

                  IN WITNESS WHEREOF, the Defendants have hereunto set their hand and seal on the dates hereafter set forth.


                               Date of
                              Execution
                              ---------

---------------------         ---------        ---------------------------------
                                                      JOSEPH PULITZER, JR.

                              ---------        ---------------------------------
                                                       DAVID E. MOORE

                              ---------        ---------------------------------
                                                    MICHAEL E. PULITZER

                              ---------        ---------------------------------
                                                      GLEN A. CHRISTOPHER

                              ---------        ---------------------------------
                                                      RONALD H. RIDGWAY

                              ---------        ---------------------------------
                                                        KEN J. ELKINS

                              ---------        ---------------------------------
                                                    NICHOLAS G. PENNIMAN

                              ---------        ---------------------------------
                                                        MARVIN KANNE

                              ---------        ---------------------------------
                                                         ROGER RUWE

                              ---------        ---------------------------------
                                                       JAMES CHERRY

                              ---------        ---------------------------------
                                                       HAROLD GRAMS

                              ---------        ---------------------------------
                                                       PETER REPETTI

                              ---------        ---------------------------------
                                                       DAVID LIPMAN


                  On May _, 1986, came Joseph Pulitzer, Jr. to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                               ---------------------------------

                  On May _, 1986, came David E. Moore to me known and known to me to be the individual described in, and who executed the foregoing Release and duly, acknowledged to me that he executed the same.

                                               ---------------------------------

                  On May _, 1986, came Michael E. Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Glen A. Christopher to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Ronald H. Ridgway to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Ken J. Elkins to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Nicholas G. Penniman, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Marvin Kanne to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Roger Ruwe to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came James Cherry to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Harold Grams, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Peter Repetti to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came David Lipman to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                                    EXHIBIT B

                                     RELEASE

                  1. This Release is being delivered pursuant to and in satisfaction of Section 1 of, and is annexed as Exhibit B to, the settlement agreement (the "Agreement") dated as of May 12, 1986 among The Pulitzer Publishing Company ("PPC"), a Missouri corporation, and each of the beneficial owners of shares of Class B Common Stock of PPC who is a signatory of the Agreement.

                  2. In this Release:

                  (a) Plaintiffs include Clement C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assignors, and any or all of them;

                  (b) The Pulitzer Publishing Company ("PPC") includes, and this Release is given on behalf of that corporation, and its successors, predecessors, assigns, directors, officers, former directors, former officers, receivers, trustees, parents, subsidiaries, and affiliates, and any or all of them, and, in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (c) Defendants include Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, and David Lipman, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (d) the "Pulitzer Action" refers to the action entitled Clement C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada v. Joseph Pulitzer Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, David Lipman and The Pulitzer Publishing Company, Civil Action No. 86-0658-C-3, filed March 31, 1986 and currently pending in the United States District Court for the Eastern District of Missouri, Eastern Division.

                  3) Plaintiffs hereby release and discharge PPC and Defendants from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, equity or otherwise, including without limitation, all claims which Plaintiffs ever had, now have or hereafter can, shall or may, have for, upon or by reason of or arising from the Pulitzer Action.

                  IN WITNESS WHEREOF, Plaintiffs have hereunto set their hand and seal on the dates hereafter set forth.


                                    Date of
                                   Execution
                                   ---------


ATTEST:


-------------------------          ---------      ------------------------------
                                                       CLEMENT C. MOORE, II

                                   ---------      ------------------------------
                                                         GORDON C. WEIR

                                   ---------      ------------------------------
                                                         WILLIAM E. WEIR

                                   ---------      ------------------------------
                                                          JAMES R. WEIR

                                   ---------      ------------------------------
                                                   KATE DAVIS PULITZER QUESADA

                                   ---------      ------------------------------
                                                       T. RICARDO QUESADA

                                   ---------      ------------------------------
                                                        PETER W. QUESADA



                  On May 1986, came Clement C. Moore, II, to me known and known to me to be the individual described in, and who executed the foregoing Release. and duly acknowledged to me that he executed the same.



                                                  ------------------------------

                  On May _, 1986, came Gordon C. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came William E. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came James R. Weir, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Kate Davis Pulitzer Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that she executed the same.


                                                  ------------------------------

                  On May _, 1986, came T. Ricardo Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Peter W. Quesada, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                                    EXHIBIT C

                                     RELEASE

                  1. This Release is being delivered pursuant to and in satisfaction of Section 1 of, and is annexed as Exhibit C to, the settlement agreement (the "Agreement") dated as of May 12, 1986 among The Pulitzer Publishing Company ("PPC"), a Missouri corporation, and each of the beneficial owners of shares of Class B Common Stock of PPC who is a signatory of the Agreement.

                  2. In this Release:

                  (a) The Shareholders include A. Rick D'Arcangelo, as Trustee, Kenward G. Elmslie, Sigler & Co., as nominee for Clement C. Moore II, Frederick
D. Pulitzer, Michael E. Pulitzer, Jr., Robert S. Pulitzer, Joseph Pulitzer IV, Stephen E. Nash and Manufacturers Hanover Trust Company, as Trustees, and Elinor
P. Hempelmann, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assignors, and any or all of them;

                  (b) The Pulitzer Publishing Company ("PPC") includes, and this Release is given on behalf of that corporation, and its successors, predecessors, assigns, directors, officers, former directors, former officers, receivers, trustees, parents, subsidiaries, and affiliates, and any or all of them, and, in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (c) Defendants include Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, and David Lipman, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (d) the "Pulitzer Action" refers to the action entitled Clement C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada v. Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, David Lipman and The Pulitzer Publishing Company, Civil Action No. 86-0658-C-3, filed March 31, 1986 and currently pending in the United States District Court for the Eastern District of Missouri, Eastern Division.

                  3) PPC and Defendants hereby release and discharge the Shareholders from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, equity or otherwise, including without limitation, all claims that PPC and Defendants now have or could have asserted against the Shareholders had the Shareholders been plaintiffs in the Pulitzer Action.

                  IN WITNESS WHEREOF, PPC has caused this Release to be executed by a duly authorized officer or representative on the dates hereafter set forth.



ATTEST:                             Date of      THE PULITZER PUBLISHING COMPANY
                                   Execution

_______________________            _________     By:____________________________

                                                 Its




                  Before me, a Notary Public in and for said State and County, on this day personally appeared the above-named _______________________ of the Pulitzer Publishing Company, and acknowledged the foregoing Release to be the free and voluntary act and deed of said corporation.

                  IN WITNESS WHEREOF, the Defendants have hereunto set their hand and seal on the DATES HEREAFTER SET FORTH.

                                    Date of
                                   Execution
                                   ---------

-----------------------            ---------      ------------------------------
                                                      JOSEPH PULITZER, JR.

                                   ---------      ------------------------------
                                                         DAVID E. MOORE

                                   ---------      ------------------------------
                                                      MICHAEL E. PULITZER

                                   ---------      ------------------------------
                                                      GLEN A. CHRISTOPHER

                                   ---------      ------------------------------
                                                        RONALD H. RIDGWAY

                                   ---------      ------------------------------
                                                          KEN J. ELKINS

                                   ---------      ------------------------------
                                                      NICHOLAS G. PENNIMAN

                                   ---------      ------------------------------
                                                         MARVIN KANNE

                                   ---------      ------------------------------
                                                           ROGER RUWE

                                   ---------      ------------------------------
                                                         JAMES CHERRY

                                   ---------      ------------------------------
                                                          HAROLD GRAMS

                                   ---------      ------------------------------
                                                         PETER REPETTI

                                   ---------      ------------------------------
                                                         DAVID LIPMAN




                  On May __, 1986, came Joseph Pulitzer, Jr. to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came David E. Moore to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Michael E. Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Glen A. Christopher to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Ronald H. Ridgway to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Ken J. Elkins to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Nicholas G. Penniman, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Marvin Kanne to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Roger Ruwe to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came James Cherry to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Harold Grams, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Peter Repetti to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came David Lipman to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                                    EXHIBIT D

                                     RELEASE

                  1. This Release is being delivered pursuant to and in satisfaction of Section 1 of, and is annexed as Exhibit D to, the settlement agreement (the "Agreement") dated as of May 12, 1986 among The Pulitzer Publishing Company ("PPC"), a Missouri corporation, and each of the beneficial owners of shares of Class B Common Stock of PPC who is a signatory of the Agreement.

                  2. In this Release:

                  (a) The Shareholders include A. Rick D'Arcangelo, as Trustee, Kenward G. Elmslie, Sigler & Co., as nominee for Clement C. Moore II, Frederick
D. Pulitzer, Michael E. Pulitzer, Jr., Robert S. Pulitzer, Joseph Pulitzer IV, Stephen E. Nash and Manufacturers Hanover Trust Company, as Trustees, and Elinor
P. Hempelmann, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assignors, and any or all of them;

                  (b) The Pulitzer Publishing Company ("PPC") includes, and this Release is given on behalf of that corporation, and its successors, predecessors, assigns, directors, officers, former directors, former officers, receivers, trustees, parents, subsidiaries, and affiliates, and any or all of them, and, in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (c) Defendants include Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, and David Lipman, and their respective heirs, receivers, conservators, beneficiaries, executors, administrators, successors, and assigns, and any or all of them;

                  (d) the "Pulitzer Action" refers to the action entitled Clement C. Moore II, Gordon C. Weir, William E. Weir, James R. Weir, Kate Davis Pulitzer Quesada, T. Ricardo Quesada and Peter W. Quesada v. Joseph Pulitzer, Jr., David E. Moore, Michael E. Pulitzer, Glenn A. Christopher, Ronald H. Ridgway, Ken J. Elkins, Nicholas G. Penniman, Marvin Kanne, Roger Ruwe, James Cherry, Harold Grams, Peter Repetti, David Lipman and The Pulitzer Publishing Company, Civil Action No. 86-0658-C-3, filed March 31, 1986 and currently pending in the United States District Court for the Eastern District of Missouri, Eastern Division.

                  3) The Shareholders hereby release and discharge PPC and Defendants from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, equity or otherwise, including without limitation, all claims that the Shareholders now have or that they could have asserted had they been plaintiffs in the Pulitzer Action.

                  IN WITNESS WHEREOF, Sigler & Co. has caused this Release to be executed by a duly authorized representative on the date hereafter set forth.



                                    Date of
                                   Execution
                                   ---------

ATTEST:                                           SIGLER & CO.

                                                  By:
-----------------------            ---------         --------------------------


                  Before me, a Notary Public in and for said State and County, on this day personally appeared _________________________ of Sigler & Co. and acknowledged the foregoing Release to be the free and voluntary act and deed of said corporation.

                  IN WITNESS WHEREOF, Manufacturers Hanover Trust Company has caused this Release to be executed by a duly authorized representative on the date hereafter set forth.

                               Date of
                              Execution

ATTEST:                                      MANUFACTURERS HANOVER TRUST
                                               COMPANY, TRUSTEE

-------------------           ---------      By:
                                                --------------------------------


                  Before me, a Notary Public in and for said State an County, on this day personally appeared _________________________ of Manufacturers Hanover Trust Company, Trustee, and acknowledged the foregoing Release to be the free and voluntary act and deed of said corporation, acting as Trustee.

                  IN WITNESS WHEREOF, the Shareholders have hereunto set their hand and seal on the dates hereafter set forth.

                               Date of
                              Execution
                              ---------

ATTEST:

-------------------           ---------           ------------------------------
                                                       A. RICK D'ARCANGELO,
                                                             TRUSTEE

                              ---------           ------------------------------
                                                       KENWARD G. ELMSLIE

                              ---------           ------------------------------
                                                      FREDERICK D. PULITZER

                              ---------           ------------------------------
                                                     MICHAEL E. PULITZER, JR.

                              ---------           ------------------------------
                                                        ROBERT S. PULITZER

                              ---------           ------------------------------
                                                       JOSEPH PULITZER, IV

                              ---------           ------------------------------
                                                     STEPHEN E. NASH, TRUSTEE

                              ---------           ------------------------------
                                                       ELINOR P. HEMPELMANN



                  On May _, 1986, came A. Rick D'Arcangelo, Trustee, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Kenward G. Elmslie, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Frederick D. Pulitzer, Jr., to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Michael E. Pulitzer, Jr., to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Robert S. Pulitzer, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that she executed the same.


                                                  ------------------------------

                  On May _, 1986, came Joseph Pulitzer, IV, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Stephen E. Nash, Trustee, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------

                  On May _, 1986, came Elinor P. Hempelmann, to me known and known to me to be the individual described in, and who executed the foregoing Release and duly acknowledged to me that he executed the same.


                                                  ------------------------------